OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Supplement dated September 14, 2018 to the Summary Prospectus,

Prospectus and Statement of Additional Information, each dated September 28, 2017

This supplement amends the summary prospectus, prospectus and statement of additional information (“SAI”) of Oppenheimer International Growth and Income Fund (the “Fund”) and is in addition to any other supplement(s).

On September 14, 2018, the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about November 16, 2018 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

Effective as of the close of the New York Stock Exchange on September 14, 2018, the Fund will no longer accept purchase orders from new investors, and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund as a new investor. Existing shareholders of the Fund can continue to make purchases and exchanges into the Fund. Notwithstanding the foregoing, effective as of the close of the New York Stock Exchange on November 9, 2018, no further purchases or exchanges into the Fund will be accepted, as the Fund prepares for the Liquidation.

The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date. Redemption orders received in proper form as described in the Fund’s prospectus after the close of the New York Stock Exchange on September 14, 2018 will not be subject to any contingent deferred sales charges or initial sales charges imposed by the Fund, except that shares held through a broker-dealer or other financial intermediary, such as omnibus accounts, may be subject to sales charges in accordance with the protocols of the financial intermediary.

It is expected that immediately following the Liquidation, the cash proceeds of the Liquidation will be distributed to shareholders of the Fund in complete redemption of their shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for; and for certain retirement accounts, any proceeds will generally be automatically invested in Class A shares of Oppenheimer Government Money Market Fund, which is advised by the Fund’s investment adviser, OFI Global Asset Management, Inc. and sub-advised by OppenheimerFunds, Inc. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. The Fund must distribute to its shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences. Shareholders of the Fund in a tax-advantaged retirement plan or account may also be subject to additional tax consequences as a result of the Liquidation. These shareholders should also consult with their tax advisors, as well as their plan administrator or service provider, for information regarding options that may potentially be available to them to avoid being liquidated out of their retirement plan or account.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund may deviate from its investment objective and investment strategies between now and the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the prospectus under “Selling Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of the Fund altogether may also exchange their shares prior to the Liquidation Date for shares of another Oppenheimer fund, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “The Oppenheimer Exchange Privilege,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes, except exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

The prospectus for the Fund is revised as follows:

The subsection titled “Investments in Money Market Instruments” under the heading “Other Investment Strategies and Risks,” is deleted in its entirety.

The following is added to the section titled “Principal Investment Strategies”:

Investments in Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills, certain asset-backed securities and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act of 1940, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall. The Fund also may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund, which is advised by the Fund’s investment manager, OFI Global Asset Management, Inc. and sub-advised by OppenheimerFunds, Inc.

The following is added to the section titled “Principal Risks”:

Large Shareholder Redemptions Risk. The Fund may experience adverse effects should certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals and accounts redeem large amounts of shares of the Fund. Shareholder redemptions, particularly in large amounts, may cause the Fund to sell portfolio securities prior to the time it would otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A redemption by a large shareholder also may result in increased distributions to remaining shareholders, although efforts will be made to mitigate such an impact.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

September 14, 2018                                                                                      PS2575.001